MAY 31, 2002 & JUNE 30, 2002

ANNUAL
REPORT

CITIZENS VALUE FUND(SM)

[CITIZENS FUNDS (R) LOGO]

[PHOTO OF SOPHIA COLLIER]

Sophia Collier
Chair

DEAR SHAREHOLDER:

As we look forward to the new year I believe we are entering a period of opportunities for value investors. The stock market is at multi-year lows and investor confidence has been shaken by the actions of a group of corporate executives and accountants who have clearly lost touch with their corporate responsibilities.

Many stocks of companies with excellent prospects and high standards of corporate responsibility are selling at what we believe are bargain values. It is our view that owning these stocks presents an opportunity for strong capital appreciation over the next few years as the economy and investor confidence rebound.

There are many positives in today's market environment: historically low interest rates, very low inflation, and a strengthening economy to name just a few. Another important trend is increasing shareholder activism in the investment community. At Citizens Funds we have always recognized the integral relationship between traditional fundamental investment analysis and social/ethical criteria. We recently led shareholder resolutions at two Fortune 500 companies aimed at removing auditor conflicts of interest.

We believe that the investing public must be confident that auditors are unbiased and not compromised by conflicts of interest. Socially responsible investors are in the position to have a meaningful impact on corporate behavior and to be effective agents of change.

Moving further into 2002, we are confident that the U.S. economy will continue its rebound. We also believe that we have an opportunity to buy shares of many companies at bargain prices. Less certain is when investor confidence in Corporate America will return. At Citizens Funds, we will continue to be at the forefront of investor issues, and do whatever we can to help safeguard our shareholders' assets.

Sincerely,

/s/ Sophia Collier
    Chair

PLEASE CALL 800.223.7010 FOR A PROSPECTUS THAT CONTAINS COMPLETE DETAILS OF FEES AND EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

Distributed by Citizens Securities, Inc., Portsmouth, NH 03801

CITIZENS VALUE FUND

TICKER SYMBOL:                       CUSIP NUMBER:
MYPVX                                174688 820

GOAL: Long-term capital appreciation.

STRATEGY: Invests mainly in stocks and other equities of large-capitalization companies.

INCEPTION DATE:
06/13/96(2)

AVERAGE ANNUAL RETURNS, STANDARD SHARES (%)

                                                                      SINCE
                                 1 YEAR             5 YEARS         INCEPTION
                                 ------             -------         ---------
AS OF MAY 31, 2002(1)            -25.58              7.41              9.81
AS OF JUNE 30, 2002(1)           -35.84              3.91              6.89

MANAGER COMMENTARY

The twelve months ended May 31, 2002, provided negative returns for both the broader market and for the Citizens Value Fund. During this one-year period, the Citizens Value Fund, Standard shares, underperformed its benchmark, the S&P 500 Index, by 11.73%. The one-year loss was mainly attributable to performance during the five months from January to the end of May, 2002. In fact, the fund had a positive return of 12.69% during the last three months of 2001.

While we never like to deliver negative returns to our investors over any period of time, our investment discipline is based upon long-term appreciation prospects. Market conditions made it very difficult to successfully employ a long-term investment strategy during the first five months of 2002. The market has continually reacted to daily headlines, as well as quarterly earnings reports, and in our opinion has lost sight of the longer-term investment horizon.

(1) RETURNS REFLECT PERFORMANCE OF THE FUND'S PREDECESSOR, THE MEYERS PRIDE VALUE FUND.

(2) THE INCEPTION DATE OF THE CITIZENS VALUE FUND'S PREDECESSOR, THE MEYERS PRIDE VALUE FUND.

Investors, both professionals and individuals, have had their confidence battered by a number of factors. Every day seems to bring more news about accounting scandals, unethical behavior by business executives, corporate earnings uncertainty, major geo-political unrest, debt downgrades, and terrorist threats. The market hates uncertainty and the current environment has created the highest degree of investment uncertainty in decades. The result is that the markets, industry sectors, and individual companies have all experienced highly volatile days as investors react to any whiff of negative news.

It is important to remember that bear market periods such as this have usually provided some of the best long-term investment opportunities. It is also important to remember that during a bear market, most investors have the emotional response of believing that it will never end. We think it will. What we can't predict is when that day will occur. We strongly believe that during times such as these, it is vitally important to focus on long-term appreciation objectives, and stick to a discipline that filters out the near term turmoil.

We believe that the stocks of a number of companies have been beaten down to bargain prices and we have been more than willing to buy these stocks on sale, even if we have to experience short-term losses by going against the market trend. As fundamental investors, we choose to focus our research on individual companies, rather than making portfolio decisions based upon industry sector bets. With that said, during the fiscal year, we have increased our holdings in health care, information technology, telecommunication services, and retail companies.

Our holdings within the retail sector have provided the majority of positive returns with investments in The Limited Inc., Target Corp., Duane Reade, Inc., and The Gap, Inc. Many of these companies benefited from increasing sales forecasts, improving fundamentals and continued strong consumer spending over the last twelve months. While most of our investments in the information technology, telecommunications services, and health care sectors have only provided negative returns during this time period, some in the double-digits, we think that these same investments will provide our strongest returns over the next one-, three-, and five-year periods.

Even though prospects for certain technology and telecommunication companies do not appear to be very good right now, we continue to hold or add to positions in these areas at what we perceive as attractive valuations. We are constantly focusing on owning the highest quality names in these sectors which exhibit positive characteristics such as brand name recognition, improving fundamentals, and proven management teams that we believe will be rewarded. Our positions, including AT&T Corporation, AT&T Wireless Services, EMC Corporation, and Lucent Technologies, have hurt performance in the short run as these sectors are out of favor in the current market. We continue to believe that our overweighting versus the benchmark, the S&P 500 Index, in the information technology and telecommunications services sectors will turn into very attractive long-term gains for the fund.

PERFORMANCE OVER TIME
As of May 31, 2002

Citizens Value Fund - $17,483
S&P 500 Index - $17,361

As of June 30, 2002

Citizens Value Fund - $14,966
S&P 500 Index - $16,124

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

STANDARD SHARES

[CHART]

                          CITIZENS
                         VALUE FUND           S&P 500 INDEX
6/13/1996                   9740                  10000
5/31/1997                  12230                  12930
5/31/1998                  14745                  16897
5/31/1999                  17019                  20450
5/31/2000                  19463                  22593
5/31/2001                  23494                  20208
5/31/2002                  17483                  17410
6/30/2002                  14966                  16124

ALL INDEX AND FUND PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDEX RESULTS DO NOT INCLUDE COSTS OF INVESTING, WHICH WOULD LOWER PERFORMANCE. INDICES ARE UNMANAGED AND YOU CANNOT INVEST IN THEM DIRECTLY. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS REFLECT EXPENSE REIMBURSEMENTS/WAIVERS IN EFFECT, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH LESS OR MORE THAN WHAT YOU PAID FOR THEM.

Our holdings within the pharmaceutical industry also negatively impacted performance because of patent expiration uncertainties, and a slower than expected Food and Drug Administration approval process. We are comfortable with continuing to hold these companies in spite of the fact that companies in these segments generally had a negative impact on the fund during the first five months of 2002. We continue to hold positions within this oversold area based on a belief of the future prospects of these companies fueled by strong free cash flows and attractive valuations.

We believe that the unique convergence of negative influences on the market will recede and that a more rational and stable environment will prevail by late 2002. We are managing the fund based on that premise and will continue to invest in the best socially responsible companies that we believe will deliver strong performance for the fund over the long-term.

PLEASE CALL 800.223.7010 FOR A PROSPECTUS THAT CONTAINS COMPLETE DETAILS OF FEES AND EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE COMMON STOCK OF 500 OF THE LARGEST COMPANIES IN THE U.S. STOCK MARKET. DIRECT INVESTMENT CANNOT BE MADE IN THIS INDEX.

CITIZENS VALUE FUND
PORTFOLIO HOLDINGS-- AS OF MAY 31, 2002 ($ x 1,000)

SECURITY                                        SHARES        VALUE ($)
-----------------------------------------------------------------------
COMMON STOCKS - 96.8%

BANKS - 2.4%
Bay View Capital Corp.(a)                       90,000          611

COMMERCIAL SERVICES - 2.9%
Cendant Corp.(a)                                40,000          731

COMPUTERS - 13.6%
Computer Associates
    International, Inc.                         20,000          347
EMC Corp.(a)                                    80,000          580
Intel Corp.                                     15,000          414
International Business
    Machines Corp.                               4,200          338
Microsoft Corp.(a)                               8,000          407
QUALCOMM, Inc.(a)                               20,000          633
Unisys Corp.(a)                                 60,000          687
                                                             ------
                                                              3,406

ELECTRICAL EQUIPMENT - 3.0%
Arrow Electronics, Inc.(a)                      30,000          751

ENERGY & UTILITIES - 3.9%
Calpine Corp.(a)                               100,000          964

ENTERTAINMENT - 3.4%
AOL Time Warner, Inc.(a)                        45,000          842

FINANCIAL - DIVERSIFIED - 8.9%
The Bear Stearns
    Companies, Inc.                             12,500          751
Citigroup, Inc.                                 17,500          755
Nationwide Financial
    Services, Inc., Class A                     16,500          712
                                                             ------
                                                              2,218

HEALTH CARE - 1.0%
Sola International, Inc.(a)                     20,000          240

INSURANCE - 5.5%
The Allstate Corp.                              21,500          827
Lincoln National Corp.                          12,000          538
                                                             ------
                                                              1,365

INVESTMENT BANKING & BROKERAGE - 3.0%
The Goldman Sachs
    Group, Inc.                                 10,000          755

LEISURE - 1.7%
Callaway Golf Co.                               25,000          419

PHARMACEUTICALS - 11.5%
Bristol-Myers Squibb Co.                        30,000          934
Pfizer, Inc.                                    22,000          761
Schering-Plough Corp.                           20,000          529
Watson
    Pharmaceuticals, Inc.(a)                    25,000          650
                                                             ------
                                                              2,874

RETAIL - 18.1%
Duane Reade, Inc.(a)                            25,000          824
The Gap, Inc.                                   55,000          801
Home Depot, Inc.                                20,000          833
The Limited, Inc.                               40,000          839
Safeway, Inc.(a)                                15,000          610
Target Corp.                                    15,000          622
                                                             ------
                                                              4,529

TELECOMMUNICATIONS - 17.9%
AT&T Corp.                                      50,000          599
AT&T Wireless
    Services, Inc.(a)                           73,436          596
Cisco Systems, Inc.(a)                          50,000          788
Digital Lightwave, Inc.(a)                      85,000          264
Lucent Technologies, Inc.                      120,000          558
SBC Communications, Inc.                        20,000          685
Sprint Corp.                                    20,000          329
WorldCom, Inc.(a)                              400,000          664
                                                             ------
                                                              4,483
                                                             ------
TOTAL COMMON STOCKS                                          24,188
COST: $29,361

                              SEE FINANCIAL NOTES


SECURITY                                          PRINCIPAL
    RATE, MATURITY DATE                           AMOUNT ($)   VALUE ($)
------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.2%

Fifth Third Bank, Inc.
    1.78%, 06/03/02
    (collateralized by Federal
    Home Loan Mortgage
    Corporation security)                          793             793
COST: $793
                                                               -------
TOTAL INVESTMENTS - 100.0%                                      24,981
COST: $30,154(b)

Percentages indicated are based on net assets of $24,981,138.

(a)  Non-income producing security.

(b)  Aggregate cost for federal income tax purposes is substantially the same.

                              SEE FINANCIAL NOTES

CITIZENS VALUE FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2002 ($ x 1,000)

SECURITY                                        SHARES        VALUE ($)
-----------------------------------------------------------------------
COMMON STOCKS - 97.6%

BANKS - 2.7%
Bay View Capital Corp.(a)                       90,000          577

COMMERCIAL SERVICES - 3.0%
Cendant Corp.(a)                                40,000          635

COMPUTERS - 14.8%
EMC Corp.(a)                                    80,000          604
Intel Corp.                                     15,000          274
International Business
    Machines Corp.                              10,000          719
Microsoft Corp.(a)                               8,000          438
QUALCOMM, Inc.(a)                               20,000          550
Unisys Corp.(a)                                 60,000          540
                                                             ------
                                                              3,125

ELECTRICAL EQUIPMENT - 3.2%
Agere Systems, Inc., Class A                     1,293            2
Agere Systems, Inc., Class B                    31,747           48
Arrow Electronics, Inc.(a)                      30,000          622
                                                             ------
                                                                672

ENERGY & UTILITIES - 3.3%
Calpine Corp.(a)                               100,000          703

ENTERTAINMENT - 5.2%
AOL Time Warner, Inc.(a)                        45,000          662
Vivendi Universal SA (ADR)                      20,000          430
                                                             ------
                                                              1,092

FINANCIAL - DIVERSIFIED - 9.9%
The Bear Stearns
    Companies, Inc.                             12,500          765
Citigroup, Inc.                                 17,500          678
Nationwide Financial
    Services, Inc., Class A                     16,500          652
                                                             ------
                                                              2,095

HEALTH CARE - 1.1%
Sola International, Inc.(a)                     20,000          230

INSURANCE - 4.4%
The Allstate Corp.                              11,500          425
Lincoln National Corp.                          12,000          504
                                                             ------
                                                                929

INVESTMENT BANKING & BROKERAGE - 3.5%
The Goldman Sachs
    Group, Inc.                                 10,000          734

LEISURE - 1.9%
Callaway Golf Co.                               25,000          396

PHARMACEUTICALS - 12.6%
Bristol-Myers Squibb Co.                        30,000          771
Pfizer, Inc.                                    22,000          770
Schering-Plough Corp.                           20,000          492
Watson
    Pharmaceuticals, Inc.(a)                    25,000          632
                                                             ------
                                                              2,665

RETAIL - 18.1%
Duane Reade, Inc.(a)                            25,000          851
The Gap, Inc.                                   55,000          781
Home Depot, Inc.                                20,000          735
The Limited, Inc.                               20,000          426
Safeway, Inc.(a)                                15,000          438
Target Corp.                                    15,000          572
                                                             ------
                                                              3,803

TELECOMMUNICATIONS - 13.9%
AT&T Corp.                                      50,000          535
AT&T Wireless
    Services, Inc.(a)                           98,436          576
Cisco Systems, Inc.(a)                          50,000          697
Digital Lightwave, Inc.(a)                     135,000          316
Lucent Technologies, Inc.                      120,000          199
SBC Communications, Inc.                        20,000          610
WorldCom, Inc.(a,c)                            400,000            0
                                                             ------
                                                              2,933
                                                             ------
TOTAL COMMON STOCKS                                          20,589
COST: $29,166

                              SEE FINANCIAL NOTES

SECURITY                                         PRINCIPAL
    RATE, MATURITY DATE                         AMOUNT ($)       VALUE ($)
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.4%

Fifth Third Bank, Inc.
    1.87%, 07/01/02
    (collateralized by Federal
    Home Loan Mortgage
    Corporation security)                          514              514
COST: $514
                                                                 ------
TOTAL INVESTMENTS - 100.0%                                       21,103
COST: $29,680(b)

Percentages indicated are based on net assets of $21,059,993.

(a)  Non-income producing security.

(b)  Aggregate cost for federal income tax purposes is substantially the same.

(c) Security is valued at fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

     ADR  - American Depositary Receipt

                              SEE FINANCIAL NOTES

CITIZENS VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF MAY 31, 2002

ASSETS
---------------------------------------------------------------------------------------------------------
    Investments, at value (cost $30,153,648)                                             $     24,980,900

    Receivables:
        Interest and dividends                                                                     12,215
        Due from investment manager                                                                31,488
    Prepaid expenses                                                                                3,654
                                                                                         ----------------
    Total assets                                                                               25,028,257

LIABILITIES
---------------------------------------------------------------------------------------------------------
    Payables:
        Administrative fees                                                                         1,220
        Shareholder service fees                                                                      652
        Distribution expenses                                                                       2,803
        Other accrued expenses                                                                     42,444
                                                                                         ----------------
    Total liabilities                                                                              47,119
                                                                                         ----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)                                        $     24,981,138
                                                                                         ================

NET ASSETS
---------------------------------------------------------------------------------------------------------
Standard Shares:
    Net assets                                                                           $     24,981,138
    Number of shares outstanding                                                                2,447,047
    Net asset value, offering and redemption price per share                             $         10.21

Net assets consist of:
    Paid-in capital                                                                      $     31,378,457
    Accumulated net realized losses on investments                                             (1,224,571)
    Net unrealized depreciation on investments                                                 (5,172,748)
                                                                                         ----------------
NET ASSETS                                                                               $     24,981,138
                                                                                         ================

                              SEE FINANCIAL NOTES

CITIZENS VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES-- AS OF JUNE 30, 2002

ASSETS
---------------------------------------------------------------------------------------------------------
    Investments, at value (cost $29,679,615)                                             $     21,102,952

    Receivables:
        Interest and dividends                                                                      8,615
    Prepaid expenses                                                                                4,578
                                                                                         ----------------
    Total assets                                                                               21,116,145

LIABILITIES
---------------------------------------------------------------------------------------------------------
    Payables:
        Investment management fees                                                                  8,065
        Administrative fees                                                                           949
        Shareholder service fees                                                                    1,159
        Distribution expenses                                                                       2,256
        Other accrued expenses                                                                     43,723
                                                                                         ----------------
    Total liabilities                                                                              56,152
                                                                                         ----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)                                        $     21,059,993
                                                                                         ================

NET ASSETS
---------------------------------------------------------------------------------------------------------
Standard Shares:
    Net assets                                                                           $     21,059,993
    Number of shares outstanding                                                                2,408,859
    Net asset value, offering and redemption price per share                             $          8.74

Net assets consist of:
    Paid-in capital                                                                      $     31,025,000
    Accumulated net realized losses on investments                                             (1,388,344)
    Net unrealized depreciation on investments                                                 (8,576,663)
                                                                                         ----------------
NET ASSETS                                                                               $     21,059,993
                                                                                         ================

                              SEE FINANCIAL NOTES

CITIZENS VALUE FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED MAY 31, 2002

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
    Interest                                                                             $         25,040
    Dividend                                                                                      150,121
                                                                                         ----------------
    Total investment income                                                                       175,161

EXPENSES
---------------------------------------------------------------------------------------------------------
    Investment management fees                                                                    193,013
    Administrative fees                                                                            28,450
    Distribution expenses                                                                          48,253
    Shareholder service fees                                                                        9,595
    Transfer agent fees                                                                           104,686
    Accounting fees                                                                                17,233
    Custody fees                                                                                    5,142
    Trustee fees                                                                                    2,664
    Other expenses                                                                                 81,931
                                                                                         ----------------
    Total expenses before reimbursements and waivers                                              490,967
    Reimbursements from investment manager                                                        (69,074)
    Waivers from investment manager                                                               (45,517)
                                                                                         ----------------
    Net expenses                                                                                  376,376

NET INVESTMENT LOSS                                                                      $       (201,215)
                                                                                         ================

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
---------------------------------------------------------------------------------------------------------
    Realized losses on investments                                                       $           (771)
    Change in unrealized appreciation/depreciation on investments                              (6,143,982)
                                                                                         ----------------
    Net realized and unrealized losses on investments                                    $     (6,144,753)

CHANGE IN NET ASSETS FROM OPERATIONS                                                     $     (6,345,968)
                                                                                         ================

                              SEE FINANCIAL NOTES

CITIZENS VALUE FUND
STATEMENT OF OPERATIONS -- FOR THE ONE MONTH ENDED JUNE 30, 2002

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
    Interest                                                                             $          1,143
    Dividend                                                                                       10,520
                                                                                         ----------------
    Total investment income                                                                        11,663

EXPENSES
---------------------------------------------------------------------------------------------------------
    Investment management fees                                                                     18,864
    Administrative fees                                                                             2,206
    Distribution expenses                                                                           4,716
    Shareholder service fees                                                                        1,595
    Transfer agent fees                                                                             6,615
    Accounting fees                                                                                 1,104
    Custody fees                                                                                       84
    Trustee fees                                                                                      968
    Other expenses                                                                                  2,508
                                                                                         ----------------
    Total expenses before reimbursements                                                           38,660
    Reimbursements from investment manager                                                         (1,876)
                                                                                         ----------------
    Net expenses                                                                                   36,784

NET INVESTMENT LOSS                                                                      $        (25,121)
                                                                                         ----------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
---------------------------------------------------------------------------------------------------------
    Realized losses on investments                                                       $       (163,773)
    Change in unrealized appreciation/depreciation on investments                              (3,403,915)
                                                                                         ----------------
    Net realized and unrealized losses on investments                                    $     (3,567,688)

CHANGE IN NET ASSETS FROM OPERATIONS                                                     $     (3,592,809)
                                                                                         ================

                              SEE FINANCIAL NOTES

CITIZENS VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM 06/01/02         FOR THE YEARS ENDED
OPERATIONS                                                       TO 06/30/02      05/31/02         05/31/01
------------------------------------------------------------------------------------------------------------
    Net investment loss                                        $    (25,121)   $   (201,215)   $    (67,937)
    Realized gains/losses
        on investments                                             (163,773)           (771)      1,267,521
    Change in unrealized
    appreciation/depreciation
    on investments                                               (3,403,915)     (6,143,982)        992,948
                                                               --------------------------------------------
    Change in net assets
    from operations                                              (3,592,809)     (6,345,968)      2,192,532

DIVIDENDS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
    From net realized gains

        on investments                                                 --        (2,126,224)     (1,276,065)

CAPITAL TRANSACTIONS
------------------------------------------------------------------------------------------------------------
    Proceeds from shares issued                                     938,031      24,800,162       5,477,052
    Dividends reinvested                                               --         2,070,609       1,248,508
    Cost of shares redeemed                                      (1,266,367)     (7,795,714)     (1,989,609)
                                                               --------------------------------------------
    Change in net assets from
        capital transactions                                       (328,336)     19,075,057       4,735,951

CHANGE IN NET ASSETS                                           $ (3,921,145)   $ 10,602,865    $  5,652,418
                                                               ============================================

NET ASSETS
-----------------------------------------------------------------------------------------------------------
    Beginning of period                                          24,981,138      14,378,273       8,725,855
                                                               --------------------------------------------
    End of period                                              $ 21,059,993    $ 24,981,138    $ 14,378,273
                                                               ============================================

SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
    Issued                                                          100,445       1,987,625         382,889
    Reinvested                                                         --           165,516          98,014
    Redeemed                                                       (138,633)       (646,233)       (139,367)
                                                               --------------------------------------------
    Change in shares from
    share transactions                                              (38,188)      1,506,908         341,536
                                                               ============================================

                              SEE FINANCIAL NOTES

CITIZENS VALUE FUND
FINANCIAL HIGHLIGHTS

                                        FROM 06/01/02                                FOR THE YEARS ENDED
STANDARD SHARES                          TO 06/30/02          05/31/02       05/31/01      05/31/00       05/31/99     05/31/98
-------------------------------------------------------------------------------------------------------------------------------
SELECTED
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $10.21               $15.29         $14.58        $14.03         $12.98       $12.23

Income/loss from investment operations:
    Net investment loss                     (0.01)               (0.08)         (0.07)        (0.08)         (0.08)       (0.06)
    Net realized and
       unrealized gains/losses
       on investments                       (1.46)               (3.57)          2.70          2.05           1.95         2.36
                                         --------------------------------------------------------------------------------------
Total from
investment operations                       (1.47)               (3.65)          2.63          1.97           1.87         2.30

Less dividends
to shareholders:
    From net realized gains                    --                (1.43)         (1.92)        (1.42)         (0.82)       (1.55)
                                         --------------------------------------------------------------------------------------
Net asset value,
end of period                                8.74               $10.21         $15.29        $14.58         $14.03       $12.98
                                         ======================================================================================
Total Return (%)                           (14.40)(1)           (25.58)         20.71         14.36          15.43        20.56

RATIOS AND
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
    ($ x 1,000)                           $21,060              $24,981        $14,378        $8,726         $4,611       $3,123
Ratio of expenses to average
    net assets (%)                           1.95(2)              1.95           1.95          1.95           1.95         1.95
Ratio of net investment loss
    to average net assets (%)               (1.33)(2)            (1.04)         (0.65)        (0.68)         (0.79)       (0.61)
Ratio of expenses to average
    net assets(3) (%)                        2.05(2)              2.54           4.63          7.11          10.32        12.30
Portfolio turnover rate (%)                  5.87                34.77          62.55         72.32          73.70        39.00

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) DURING THE PERIOD, CERTAIN FEES AND/OR EXPENSES WERE REIMBURSED AND WAIVED. IF SUCH REIMBURSEMENTS AND WAIVERS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

                              SEE FINANCIAL NOTES

FINANCIAL NOTES

ORGANIZATION

Citizens Funds (the "Trust") is organized as a Massachusetts business trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The accompanying financial statements are those of the Citizens Value Fund (the "fund"). The fund is a separate series of Citizens Funds, standard shares. The fund offers one class of shares. Financial statements for all other series are published separately.

Effective June 1, 2002, the fund changed its fiscal year end to June 30.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price. Short-term securities are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations on their sales) are valued at fair value, using procedures determined in good faith by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

It is the policy of the fund to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the fund under each agreement at its maturity.

DIVIDENDS TO SHAREHOLDERS

The fund declares and distributes dividends from net investment income and net realized gains, if any, to shareholders at least annually.

Additional dividends may also be paid to the fund shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

The fund is a separate taxable entity for federal tax purposes. The fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "Adviser") serves as investment adviser to the fund. On September 24, 2001, the Adviser assumed investment advisory responsibilities from Meyers Capital Management, LLC ("Meyers"), the investment adviser to the fund's predecessor, Meyers Pride Value Fund. Under the terms of the management contract, the Adviser is paid a fee, at least semi-annually, of 1.00% of the first $500 million of average daily net assets and 0.90% of average daily net assets in excess of $500 million. Under the previous management contract Meyers was paid a fee of 1.00% of the average daily net assets of the fund.

Effective September 24, 2001, Meyers serves as the subadviser to the fund. For its services, Meyers receives an annual fee of 0.30% of the first $100 million of average daily net assets and 0.45% of average daily net assets in excess of $100 million, paid by the Adviser.

DISTRIBUTION FEE

Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the Distributor for the fund. Pursuant to Rule 12b-1 under the 1940 Act, the fund has adopted a distribution plan under which the fund compensates the Distributor in an amount equal to 0.25% of average daily net assets. Prior to the reorganization of the Meyers Pride Value Fund into the Citizens Value Fund on September 24, 2001, BISYS Fund Services Limited Partnership ("BISYS LP") served as Distributor to the fund's predecessor and was paid a fee of 0.25% of the average daily net assets, for services rendered in connection with the sale and distribution of the predecessor fund's shares and other fees for services provided to shareholders.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

The Adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. None of the affiliated officers and trustees were paid any fees directly by the fund for serving as officers or trustees of the fund. Under the terms of the administrative contract, the administrator is paid a fee of 0.10% of the average daily net assets of the fund at least semi-annually. Prior to the reorganization of the Meyers Pride Value Fund into the Citizens Value Fund on September 24, 2001, BISYS LP, with whom certain officers of the fund were affiliated, served as the administrator to the fund's predecessor. Such officers were paid no fees directly by the predecessor fund for serving as officers of that fund. Under the terms of that administration agreement, BISYS LP received a minimum fee of $40,000 per year.

In addition, Citizens Securities, Inc., provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid an annual fee per account and is reimbursed out of pocket expenses for providing such services and communications for the fund.

TRANSFER AGENCY AND FUND ACCOUNTING

BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the fund pursuant to certain fee arrangements.

Transfer agency fees also include the cost of services rendered by third parties to provide sub-transfer agency services.

CUSTODY

Prior to September 24, 2001, BNY Western Trust Company served as custodian for the fund's predecessor. Effective September 24, 2001, Fifth Third Bank acts as custodian for the fund.

TRUSTEE FEES

Certain officers and trustees of the Trust are "interested persons," as defined in the 1940 Act, of the Adviser. Currently, each trustee who is not an "interested person", receives an annual retainer of $12,000 and $1,250 for each day's attendance at a trustee meeting. The independent trustees have elected a Lead Independent Trustee who receives an annual retainer of $17,000, and committee chairs for the Audit Committee and the Social Responsibility Committee who receive an annual retainer of $14,500.

EXPENSE ALLOCATION

Expenses directly attributable to the fund are charged to the fund. Expenses not directly attributable to the fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

FEE REDUCTIONS AND REIMBURSEMENTS

The Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses of the fund to 1.95% for the period from September 24, 2001, the date of the reorganization, to June 30, 2002. Prior to the reorganization of the Meyers Pride Value Fund into the Citizens Value Fund, Meyers waived investment management fees and reimbursed other expenses to limit the total expenses of the fund's predecessor to 1.95%.

INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities, for the fund for the year ended May 31, 2002, were $22,824,260 and $6,313,800, respectively.

Purchases and sales of investment securities, excluding short-term securities, for the fund for the one month period ended June 30, 2002, were $1,313,116 and $1,345,147, respectively.

MEYERS PRIDE VALUE FUND REORGANIZATION

The Trust entered an agreement and plan of reorganization and liquidation with Meyers Investment Trust on behalf of its series Meyers Pride Value Fund, pursuant to which all of the assets and liabilities of the Meyers Pride Value Fund were transferred to the Citizens Value Fund in exchange for shares of the Citizens Value Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on September 24, 2001, following approval by shareholders of the Meyers Pride Value Fund at a special shareholder meeting. Following is a summary of shares outstanding, net assets, net asset value per share and unrealized depreciation immediately before and after the reorganization:

                                      BEFORE REORGANIZATION           AFTER REORGANIZATION
                              ----------------------------------      --------------------
                               MEYERS PRIDE          CITIZENS               CITIZENS
                                VALUE FUND          VALUE FUND             VALUE FUND
                              ----------------------------------      --------------------
Shares Outstanding                 1,083,741              --                  1,083,741
Net assets                    $   12,506,840              --             $   12,506,840
Net asset value per share              11.54              --                      11.54
Unrealized depreciation           (4,141,524)             --                 (4,141,524)

CITIZENS VALUE FUND
FEDERAL TAX INFORMATION -- AS OF MAY 31, 2002
(UNAUDITED)

The tax character of dividends paid by the fund during the fiscal year ended May 31, 2002, was as follows:

DIVIDENDS PAID FROM
-----------------------------
  ORDINARY     NET LONG TERM   TOTAL TAXABLE   TAX RETURN           TOTAL
   INCOME      CAPITAL GAINS     DIVIDENDS     OF CAPITAL      DIVIDENDS PAID
--------------------------------------------------------------------------------
$   741,362    $  1,384,862    $  2,126,224           --        $  2,126,224(1)

As of May 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the fund was as follows:

                    UNDISTRIBUTED                     ACCUMULATED
UNDISTRIBUTED         LONG TERM       ACCUMULATED     CAPITAL AND       UNREALIZED       TOTAL ACCUMULATED
ORDINARY INCOME     CAPITAL GAINS      EARNINGS       OTHER LOSSES     DEPRECIATION           DEFICIT
----------------------------------------------------------------------------------------------------------
      --                 --               --         $  (1,224,571)    $ (5,172,748)        $(6,397,319)

For the taxable year ended May 31, 2002, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations.

QUALIFIED DIVIDEND INCOME
-------------------------
           18%

During the year ended May 31, 2002, the fund declared long-term realized gain distributions in the following amount:

   20% CAPITAL GAINS
-------------------------
      $1,384,862

Net capital losses incurred after October 31, 2001, and within the taxable year are deemed to arise on the first business day of the fund's next taxable year. For the year ended May 31, 2002, the fund deferred to June 1, 2002, post October capital losses of $1,224,571.

(1) TOTAL DIVIDENDS PAID MAY DIFFER FROM THE AMOUNT REPORTED IN THE STATEMENT OF CHANGES IN NET ASSETS BECAUSE FOR TAX PURPOSES DIVIDENDS ARE RECOGNIZED WHEN ACTUALLY PAID.

CITIZENS VALUE FUND
FEDERAL TAX INFORMATION -- AS OF JUNE 30, 2002
(UNAUDITED)

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis for the fund was as follows:

                    UNDISTRIBUTED     ACCUMULATED
 UNDISTRIBUTED        LONG TERM       ACCUMULATED    CAPITAL AND       UNREALIZED     TOTAL ACCUMULATED
ORDINARY INCOME     CAPITAL GAINS      EARNINGS      OTHER LOSSES     DEPRECIATION         DEFICIT
-------------------------------------------------------------------------------------------------------
      --                  --              --         $ (1,388,344)    $ (8,576,663)   $   (9,965,007)

As of June 30, 2002, the fund had net capital loss carryforwards, which are available to offset future realized gains.

   AMOUNT        EXPIRES
-----------     ---------
$ 1,388,344        2010

CITIZENS VALUE FUND
TRUSTEE AND OFFICER INFORMATION
(UNAUDITED)

The following table contains information regarding Citizens Funds' trustees and officers. The term of office for each trustee is eight years except for Sophia Collier. The fund's Statement of Additional Information includes additional information about the trustees and officers and is available, without charge, by calling 800.223.7010.

INTERESTED TRUSTEES

                                 POSITION(S)               LENGTH OF TIME
NAME AND AGE                     HELD WITH THE FUNDS       SERVED WITH THE FUNDS
--------------------------------------------------------------------------------

Sophia Collier(1)                Trustee                   Since October 1991
230 Commerce Way                 Chair of the Board        Since January 2002
Portsmouth, NH 03801
46 years

Mitchell A. Johnson(1)           Trustee Emeritus          Since August 2001
230 Commerce Way                 Trustee                   December 1997 to
Portsmouth, NH 03801                                       August 2001
60 years

John L. Shields(1)               Trustee                   May 2001 to July 2002
230 Commerce Way                                           September 1998 to
Portsmouth, NH 03801                                       November 2000
49 years                         President                 September 1998 to
                                                           July 2002


NON-INTERESTED TRUSTEES

                                 POSITION(S)               LENGTH OF TIME
NAME AND AGE                     HELD WITH THE FUNDS       SERVED WITH THE FUNDS
--------------------------------------------------------------------------------
Judy Belk                        Trustee                   Since May 2001
230 Commerce Way
Portsmouth, NH 03801
49 years

Walter D. Bristol, Jr.           Trustee                   Since May 2001
230 Commerce Way
Portsmouth, NH 03801
51 years

Jeannie H. Diefenderfer          Trustee                   Since May 2001
230 Commerce Way
Portsmouth, NH 03801
41 years

                                                   NUMBER OF PORTFOLIOS          OTHER
PRINCIPAL OCCUPATION(S)                            IN THE FUND COMPLEX           DIRECTORSHIPS
HELD DURING THE PAST 5 YEARS                       OVERSEEN BY TRUSTEE           BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Portfolio Manager, Citizens Funds, since                    8                    None
March 1995; Majority Owner and Chair
of the Board of Directors, Citizens Advisers,
Inc., since December 1991; President, Citizens
Advisers, Inc., December 1991 to September
1998 and since July 2002; Chair of the Board
of Directors, Northpoint Technology, Ltd., since
January 1997

President, MAJ Capital Management, personal                 8                    Trustee/Director,
investments, since August 1994; President,                                       FBR Funds (3 funds);
Corporate Finance, Student Loan Marketing                                        Director, Federal
Association, May 1973 to August 1994                                             Agricultural Mortgage
                                                                                 Corporation, since
                                                                                 June 1997

President and Chief Executive Officer,                      8                    None
Citizens Advisers, Inc., September 1998
to July 2002; Senior Consultant, Cerulli
Associates, a mutual fund consulting
firm, September 1995 to August 1998

                                                   NUMBER OF PORTFOLIOS          OTHER
PRINCIPAL OCCUPATION(S)                            IN THE FUND COMPLEX           DIRECTORSHIPS
HELD DURING THE PAST 5 YEARS                       OVERSEEN BY TRUSTEE           BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Senior Advisor and Consultant to                            8                    None
Philanthropic and Non-Profit Organizations,
since November 2000; Vice President,
Global Public Affairs, Levi Strauss & Co.,
June 1990 to June 2000

Executive Vice President for Corporate                      8                    None
Operations and Chief Financial Officer,
American Heart Association, since May 1996


Group President, Verizon, since August 2001;                8                    None
Senior Vice President, May 1998 to July 2001;
Executive Director, Verizon, February 1996 to
April 1998

NON-INTERESTED TRUSTEES

                                  POSITION(S)              LENGTH OF TIME
NAME AND AGE                      HELD WITH THE FUNDS      SERVED WITH THE FUNDS
--------------------------------------------------------------------------------
Pablo S. Eisenberg                Trustee                  Since December 1999
230 Commerce Way
Portsmouth, NH 03801
70 years

Orlando Hernandez                 Trustee                  Since August 2001
230 Commerce Way
Portsmouth, NH 03801
54 years

Martha S. Pope                    Trustee                  Since December 1999
230 Commerce Way
Portsmouth, NH 03801
57 years

OFFICERS WHO ARE NOT TRUSTEES

                                  POSITION(S)              LENGTH OF TIME
NAME AND AGE                      HELD WITH THE FUNDS      SERVED WITH THE FUNDS
--------------------------------------------------------------------------------
Sean P. Driscoll(1)               Treasurer                Since March 1999
230 Commerce Way
Portsmouth, NH 03801
37 years

Marcia Kovalik(1)                 Assistant Secretary      Since May 2001
230 Commerce Way
Portsmouth, NH 03801
39 years

Alaina Metz(1)                    Assistant Secretary      Since February 2001
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH  43219
35 years

Lisa A. Paquette(1)               Assistant Treasurer      Since February 2002
230 Commerce Way
Portsmouth, NH  03801
36 years

(1) TRUSTEES AND OFFICERS WHO ARE "INTERESTED PERSONS," AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. SOPHIA COLLIER, JOHN SHIELDS, AND EACH OFFICER NOTED AS AN INTERESTED PERSON OF THE FUND IS INTERESTED BY VIRTUE OF THEIR POSITION OR AFFILIATION WITH CITIZENS ADVISERS, INC., THE FUND'S INVESTMENT ADVISER. MITCHELL A. JOHNSON IS AN INTERESTED PERSON AS A RESULT OF A BUSINESS RELATIONSHIP WITH NORTHPOINT TECHNOLOGY, INC., OF WHICH SOPHIA COLLIER IS CHAIR OF THE BOARD OF DIRECTORS.

                                                                                    NUMBER OF PORTFOLIOS          OTHER
                                 PRINCIPAL OCCUPATION(S)                            IN THE FUND COMPLEX       DIRECTORSHIPS
NAME AND AGE                     HELD DURING THE PAST 5 YEARS                       OVERSEEN BY TRUSTEE        BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Pablo S. Eisenberg               Senior Fellow, Public Policy Institute,                     8                    None
230 Commerce Way                 Georgetown University, since January 1999;
Portsmouth, NH 03801             Executive Director, Center for Community
70 years                         Change, May 1975 to June 1998

Orlando Hernandez                Vice President of Finance, Texas                            8                    None
230 Commerce Way                 Instruments, May 1976 to April 2001
Portsmouth, NH 03801
54 years

Martha S. Pope                   Senior Advisor for the Northern Ireland                     8                    None
230 Commerce Way                 Peace Negotiations, January 1995 to
Portsmouth, NH 03801             July 1998; Trustee, National Park Foundation,
57 years                         since August 2000; Trustee, Hofstra University,
                                 since June 2000

OFFICERS WHO ARE NOT TRUSTEES

                                 PRINCIPAL OCCUPATION(S)
NAME AND AGE                     HELD DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Sean P. Driscoll(1)              Vice President, Citizens Advisers, Inc., since November 1998; Director, Fund
230 Commerce Way                 Administration, State Street Bank and Trust Company, March 1998 to November
Portsmouth, NH 03801             1998; Vice President, Compliance, Putnam Investments, January 1997 to March 1998
37 years

Marcia Kovalik(1)                Counsel, Citizens Advisers, Inc., since February 2001; Associate, Boynton,
230 Commerce Way                 Waldron, Doleac, Woodman & Scott, P.A., September 1995 to February 2001
Portsmouth, NH 03801
39 years

Alaina Metz(1)                   Chief Administrative Officer, BISYS Fund Services Ohio, Inc., since June 1995
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH  43219
35 years

Lisa A. Paquette(1)              Manager, Finance and Accounting, Citizens Advisers, Inc., since April 2001;
230 Commerce Way                 Planning Manager, Pepsi Bottling Group, June 1999 to April 2001; Controller,
Portsmouth, NH  03801            Strategic Planning, Fisher Scientific International, Inc., August 1996 to May
36 years                         1999 (titles may have varied during this period)

CITIZENS VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Citizens Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Value Fund (the "Fund") at May 31, 2002 and June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period June 1, 2002 to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 and June 30, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion. The Citizens Value Fund's statement of changes in net assets for the year ended May 31, 2001 and the financial highlights for each of the four years ended May 31, 2001 were audited by other auditors, whose report dated July 18, 2001, expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio

July 19, 2002

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.

A FULL RANGE OF NO-LOAD MUTUAL FUNDS*

Citizens Core Growth Fund(SM)
Citizens Emerging Growth Fund(R)
Citizens Small Cap Core Growth Fund(SM)
Citizens Value Fund(SM)
Citizens Global Equity Fund(R)
Citizens International Growth Fund(SM)
Citizens Income Fund(R)
Citizens Money Market Fund(SM)

FREE EXCHANGES BETWEEN CITIZENS FUNDS

You can move your money easily and without penalty from any one of our funds to another.

INDIVIDUAL RETIREMENT PLANS (IRA)

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE

Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call.

Representatives are available from 9 A.M. to 6 P.M. (ET) Monday-- Friday at 800.223.7010.

www.citizensfunds.com

Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

-    Quarterly statements (monthly for money market shareholders)

-    Shareholder newsletters

* ALTHOUGH CITIZENS FUNDS ARE NO-LOAD, CERTAIN FEES AND EXPENSES DO APPLY TO A CONTINUED INVESTMENT IN THE FUNDS AND ARE DESCRIBED IN THE FUNDS' PROSPECTUS.

INVESTMENTS IN THE CITIZENS EMERGING GROWTH FUND AND CITIZENS SMALL CAP CORE GROWTH FUND INVOLVE UNIQUE RISKS, AS SMALL- AND MEDIUM-SIZED COMPANIES MAY HAVE INEXPERIENCED MANAGEMENT, A LIMITED PRODUCT LINE, A DIFFICULT TIME OBTAINING FINANCING OR MARKET SHARE, AND THEIR SHARES MAY BE MORE VOLATILE AND NOT TRADED AS FREQUENTLY OR IN AS LARGE A VOLUME AS LARGER COMPANIES.

INVESTMENTS IN THE CITIZENS GLOBAL EQUITY FUND AND INTERNATIONAL GROWTH FUND INVOLVE RISKS OF INVESTING IN FOREIGN MARKETS, INCLUDING POLITICAL INSTABILITY AND CURRENCY RISKS, EXCESSIVE TAXATION, DIFFERENT FINANCIAL AND AUDITING STANDARDS, INCREASED MARKET VOLATILITY AND OTHER FACTORS.

INVESTMENTS IN THE CITIZENS MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

TRUSTEES:

Judy Belk
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Mitchell A. Johnson (Trustee Emeritus)
Martha S. Pope

DISTRIBUTOR:
Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

MANAGER:
Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

CUSTODIAN:
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND
ACCOUNTING AGENT:
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL:
Bingham McCutchen LLP
Boston, MA 02110

INDEPENDENT AUDITORS:
PricewaterhouseCoopers LLP
Columbus, OH 43215

                           [CITIZENS FUNDS (R) LOGO]

         Citizens Funds are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and
                     Fidelity Investments' FundsNetwork(R).

      Citizens Value Fund(SM) is a servicemark of Citizens Advisers, Inc.

     Citizens Funds(R) is a registered trademark of Citizens Advisers, Inc.

       This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

   [RECYCLED SYMBOL] Printed on recycled paper with soy-based inks.

                                                                       VFAR 6/02